8K05/26/2009.htm for Bio-Rad Laboratories, Inc.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 26, 2009

(Date of earliest event reported)

BIO-RAD LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 1-7928

Delaware	94-1381833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1000 Alfred Nobel Dr.

Hercules, California 94547

(Address of principal executive offices, including zip code)

(510) 724-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 26, 2009, Bio-Rad Laboratories, Inc. (the “Company”), a Delaware corporation, completed an offering of $300,000,000 aggregate principal amount of its 8.00% Senior Subordinated Notes due 2016 (the “Notes”).  The Notes were offered and sold to Credit Suisse Securities (USA) LLC (the “Initial Purchaser”) in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Initial Purchaser then sold the Notes to qualified institutional buyers pursuant to exemptions from registration provided by Rule 144A and Regulation S under the Securities Act.  The Notes are governed by an Indenture, dated as of May 26, 2009 (the “Indenture”), by and between the Company and Wells Fargo Bank, National Association, as trustee, paying agent and registrar.

The Initial Purchaser and its direct and indirect transferees will be entitled to the benefits of an Exchange and Registration Rights Agreement, dated as of May 26, 2009 (the “Registration Rights Agreement”), between the Company and the Initial Purchaser.  Pursuant to the Registration Rights Agreement, the Company has agreed to register the Notes under the Securities Act within a specified time or pay additional amounts to the holders of the Notes.

The description in this Current Report of the Notes, the Indenture and the Registration Rights Agreement is not intended to be a complete description of those documents, and the description is qualified in its entirety by the full text of those documents which are attached as exhibits to and incorporated by reference in this Current Report.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated in this Item 2.03 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits.

The following exhibits are filed with the Form 8-K:

4.1

Indenture, dated as of May 26, 2009, by and between Bio-Rad Laboratories, Inc. and Wells Fargo Bank, National Association, as trustee, paying agent and registrar, including the form of Notes.

4.2

Exchange and Registration Rights Agreement, dated as of May 26, 2009, between Bio-Rad Laboratories, Inc. and Credit Suisse Securities (USA) LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-RAD LABORATORIES, INC.

Date:	May 28, 2009	By:	/s/ Christine A. Tsingos
Christine A. Tsingos
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of May 26, 2009, by and between Bio-Rad Laboratories, Inc. and Wells Fargo Bank, National Association, as trustee, paying agent and registrar, including the form of Notes.

4.2	Exchange and Registration Rights Agreement, dated as of May 26, 2009, between Bio-Rad Laboratories, Inc. and Credit Suisse Securities (USA) LLC.